SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 14, 2003

                     VASCO Data Security International, Inc.

               (Exact name of registrant as specified in charter)



       Delaware                   000-24389                      36-4169320
       --------                   ---------                      ----------
 (State or other juris-          (Commission                   (IRS Employer
diction of incorporation)        File Number)                Identification No.)


1901 South Meyers Road, Suite 210
     Oakbrook Terrace, Illinois                                      60181
----------------------------------------------                       -----
  (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (630) 932-8844



                                       N/A
          (Former name or former address, if changed since last report)

ITEM 12. RESULTS of OPERATIONS and FINANCIAL CONDITION.

On July 8, 2003, VASCO Data Security International, Inc. (VASCO) issued a press release providing a financial update for the second quarter ended June 30, 2003. The full text of the press release is attached as Exhibit 99.1 to this Report.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: July 14, 2003           VASCO Data Security International, Inc.
                              ---------------------------------------
                              (Registrant)



                              By: /s/Clifford K. Bown
                                  --------------------------------
                                  Clifford K. Bown
                                  Chief Financial Officer

                                  EXHIBIT INDEX


     Exhibit No.                Description
     -----------                -----------
     99.1                       Press release, dated July 8, 2003, announcing
                                financial update of VASCO Data Security
                                International, Inc for the second quarter ended
                                June 30, 2003.